1 Q2 2023 Earnings

Forward Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, are forward-looking statements. When used herein, the words "aims", "could," "should," "will," "may," "believe," "anticipate," "intend," "estimate," "expect," "project," "outlook," "guidance" the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements are based on management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Hyzon disclaims any duty to update any forward-looking statements, all of which are expressly qualified by events or circumstances after the date of this presentation. Hyzon cautions you that forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Hyzon, including, but not limited to, the following: our ability to commercialize our products and strategic plans, including our ability to establish facilities to produce our fuel cells, assemble our vehicles or secure hydrogen supply in appropriate volumes, at competitive costs or with competitive emissions profiles; our ability to effectively compete in the heavy-duty transportation sector, and withstand intense competition and competitive pressures from other companies worldwide in the industries in which we operate; our ability to convert non-binding memoranda of understanding into binding orders or sales (including because of the current or prospective resources of our counterparties) and the ability of our counterparties to make payments on orders; our ability to invest in hydrogen production, distribution, and refueling operations to supply our customers with hydrogen at competitive costs to operate their fuel cell electric vehicles; disruptions to the global supply chain, including as a result of geopolitical events, and shortages of raw materials, and the related impacts on our third party suppliers and assemblers; our ability to maintain the listing of our common stock on the Nasdaq Capital Market; our ability to raise financing in the future; our ability to retain or recruit, or changes required in, our officers, key employees or directors; our ability to protect, defend, or enforce our intellectual property on which we depend; and the impacts of legal proceedings, regulatory disputes, and governmental inquiries. Additional information on potential factors that could affect the financial results of Hyzon and its forward-looking statements is included in the "Risk Factors" section of Hyzon's Annual Report on Form 10-K for the year ended December 31, 2022, Hyzon's Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 and other documents filed by Hyzon from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Hyzon gives no assurances that Hyzon will achieve its expectations as may be described herein. 2

Q2 2023 At a Glance 1. These measures may not be comparable to other similarly titled measures computed by other companies, because all companies may not calculate in the same fashion. For reconciliations to the most comparable GAAP measures, see "Q2 2023 EBITDA and Adjusted EBITDA” in this presentation 2. Does not include the impact of any potential SEC settlements 3 • Deployed ten FCEVs under commercial agreements and collected $2.9 million in cash year-to-date • U.S. 110kW truck program moves from prototype to production • Completed 15 vehicle trials in North America since inception in March 2022 • Five 110kW FCEV truck order from Performance Food Group ("PFG") to be delivered in late 2023 • Successfully completed six single-stack 200kW Fuel Cell System ("FCS") B-samples in the second quarter in addition to three completed in the first quarter of 2023 • Appointed Matthew Foulston, an accomplished finance executive, to the Board of Directors • Continue to seek the right opportunities to improve liquidity, minimizing dilution and maximizing value to our shareholders Business Highlights Financial Highlights and Guidance Q2 2023 Financial Highlights In $ thousands, except per share amounts Operating Loss $(64,105) Net Loss Attributable to Hyzon (60,248) Loss Per Share (Basic & Diluted) (0.25) Cash & Equivalents + ST Investments (6/30/23) 172,415 EBITDA1 (59,448) Adjusted EBITDA1 (33,002) Guidance & Outlook In $ millions 2H 2023 Cash Burn $65-$73 Target FY2024 Cash Burn2 $110-$120

Business Highlights & Strategic Path Forward

Hyzon Motors at a Glance Note: Company logos are trademarked images of the respective firms. 1.Patent counts are totals of exclusively and jointly owned, both granted and filed / pending 5 Fuel Cell Technology Leader, Driving “Early Mover” Commercialization of Heavy-Duty FCEV Trucks 157 Total patents granted and filed/pending1 4.5 kW/L Current generation power-density of PEM fuel cell stacks 200 kW Net fuel cell single stack system in on-road testing U.S. Based Proprietary fuel cell technology and 200 kW FCS Repowered fuel cell trucks Hydrogen relationships and investments

Hyzon's IP and Design in the Single Stack 200kW FCS Provides Significant Advantages over Two ~100 kW FCS Deployments

Advantages of Hyzon's 200 kW single fuel cell system IP and benefits vs. two ~100 kW fuel cell systems

1 — 7-layer MEA
- Innovative MEA design increases the robustness, performance and durability
- Exclusively own 20 US and international patent applications on MEA

2 — Hybrid BPP
- Patented hybrid bipolar plate (graphite and metallic)
- Combined advantages of graphite and metallic plates
- Enables much larger cell size
- Improved heat distribution & water management
- Suitable for heavy-duty applications

3 — Single stack
- More individual fuel cells than typical industry fuel cell stacks
- Integrated design eliminating external connectors and cables

4 — Roadmap
- Adhering to robust engineering testing and standards
- DVP&R ongoing
- 25 200kW fuel cells are being made
- Continuous manufacturing upgrade



Hyzon's single stack 200 kW FCS shows significant benefits vs. traditional approach of two ~100 kW fuel cells

-30%

Lower volume

-25%

Lower total FCS cost in truck BOM (200 kW vs. 2x~100 kW)

-30%

Less total FCS weight vs. 2 systems

+20%

Improved miles per kg H2 vs. 120 kW FC truck[1]

1. 200 vs. 120kW at 120kW; Estimated based on early 200 kW truck testing at test track in similar simulated routes on flat road vs. similar use case performance with single 120 kW FCS

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On Track to Driving Hyzon's Single Stack 200kW FCS Technology to Commercialization

200 kW FCS Major Milestones: Start-of-Production and Durability

1H 2023

- ✓ 200kW FCS A-Samples produced and tested
- ✓ 3x 200kW FCS B1 Samples produced and tested
- ✓ Design Verification Plan (DVP)
- ✓ 6x 200kW FCS B2 Samples produced and tested

2H 2023

- Manufacture and test 16x 200kW FCS B2 and C samples
- Design Verification Plan and Report (DVP&R)
- Short stack durability (Accelerated Stress Testing – AST & Load Cycle Testing – LCT)

1H 2024

- 200kW FCS durability with simulated vehicle drive cycles
- In-vehicle on-road 200kW FCS validation tests

2H 2024



- Pre-production declared
- Process Verification Plan and Report (PVP&R)
- Start of Production (SOP)

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Early Engagement Trial Planning / Contract Negotiations Contracted Fleets 50 25 11 Active and Progressing Pipeline with Initial Anchor Customers Contracted in Each Region Note: Company logos are trademarked images of the respective firms 8 Number of fleets active at each Pipeline Stage 1 Deployed 10 FCEVs under commercial agreements and collected $2.9 million in cash year to date 2 Completed 15 vehicle trials in North America since inception in March 2022 3 Five 110kW FCEV truck order from Performance Food Group ("PFG") to be delivered in late 2023 Global Pipeline Select Contracted Fleets

Third Party Assembly Model Drives Cost & Capital Efficiency Combined with Subassembly- Driven Modular Design • Subassembly Build • System Validation • Scalable Production • U.S. (Third party contract assembly) • Europe (Evaluating 3rd party contract assemblers) • ANZ (In-house) • Demonstration/Sales Units • Customer Confidence • After Sales Support Commercializing Through Capital Light Model Subassembly Modules Final Assembly Customer Experience 9

Large Fleet Focus with Three-Step Ramp-up, Enabling 1,000 Trucks per Year with just 10 Large Fleet Customers

Example Large Fleet Customer Order Intention Ramp-Up Schedule w/ Hydrogen Fuel Requirements

	Pilot	Implementation	Milestone	Ramp-up
Number of Class 8 FCEV trucks	5-10	15-20	30-50	75-100
Cumulative Class 8 FCEV trucks in fleet	5-10	20-30	50-80	125-175
Cumulative hydrogen consumption (tons/day)[1]	~0.2 – 0.4	~0.8 – 1.2	~2.0 – 3.2	~5.0 – 7.0
Hydrogen Fueling Solutions	Mobile refueler or existing public access		Public access or behind the fence based on interest and operational needs	

1. Hyzon's commercial model collaborates with customers through the FCEV ramp-up, starting with trials attached to confirmed pilots and milestone orders[2]
2. Post-trial fleet ramp-up to 100 trucks per year over 3 - 4-year period
3. 10 customers per region leads to 1,000 trucks per year over multiple phases
4. Active trial and customer pipeline with anchor customers under agreements in U.S., Europe and Australia / New Zealand

1. Based on 40kgs of hydrogen consumption per day per FCEV Class 8 truck
2. Collaborative first-year commercial structures vary between direct sales, sales with buyback provisions, sales conditional on successful trials, unpaid trials, paid trials, and others.

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Three Streamlined and Region-Specific Core Platforms Today

Region-specific product platforms minimize asset requirements and maximize standardization

1. One platform developed per region
2. Standardized fuel cell powertrain
3. Modularized balance of plant / electrified components
4. Agile 3rd party contractor assembly strategy[1]
5. Customer deployments in 2023 in all three regions

Conventional



North America

- 110kW Truck Program Moved from Prototype to Production
- 200kW A-sample truck in testing, C-sample bench testing started
- Commercial agreements signed with blue chip customers with deliveries planned in 2H 2023
- Liquid hydrogen long-range truck in on-track testing, pending customer demonstration

Cabover



Europe

- 120kW delivered to customers for trials / demonstrations
- 200kW development in process

Rigid



Australia / New Zealand

- Fully developed 110kW platform
- Commercial delivery planned in 2H 2023

1. Hyzon U.S. and Hyzon Europe to leverage third party contract assembly for FCEV truck assembly; Hyzon Australia planned to assemble its own vehicles in scale-up of production

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Hyzon's Focus in 2023-2024: Execution, Which is Well Underway

Priority Milestones to achieve in 2023-2024

Organization Fuel cell Vehicle

Category	Timing	Priority Milestones (Subset)	Status
Organization	2H 2022	Restructure Hyzon Europe & China Ops	✓
Vehicle	2H 2022	Rigid Platform ISO Certification & Launch	✓
Vehicle	1H 2023	Europe Cabover Gen 1 4x2 Customer Launch with Anchor Customers	✓
Fuel cell	1H 2023	First 9 200kW B-sample fuel cell systems produced and tested	✓
Vehicle	1H 2023	First U.S. customer order contracted	✓
Vehicle	1H 2023	First 200kW FCEV truck in testing	✓
Fuel cell	2H 2023	200kW fuel cell C-sample declaration	
Vehicle	2H 2023	Deliver first commercial Class 8 Hyzon FCEV to U.S. customer	
Fuel cell	2H 2023	25 200kW fuel cell prototypes produced / validated	
Vehicle	1H 2024	200kW FCEV Truck Commercial Launch	
Fuel cell	2H 2024	200kW production facility SOP declared	

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Restructuring Initiatives and Expected Timing of Impact Strategic Path Forward 13 • Limit headcount growth • Leverage third party vehicle assembly in Europe • Fully outsource Rigid platform • Further platform integration • Further product consolidation (focus on 200kW FCS, phase out 110kW and 120kW) Recurring • Excess inventory liquidation (ongoing) • Re-evaluate physical location footprint (ongoing) Non - Recurring Short Term Long Term Next 6 – 12 months Next 12 – 18 months

Q2 Financial Performance & Guidance

Q2 2023 GAAP Financial Summary 15

Q2 2023 Cost Analysis: Legal, Consulting and Accounting Fees 16 Quarterly Observations ($ millions) Legal, consulting & accounting fees amounted to $32.0 million in Q2 2023 from $15.7 million in Q1 2023, including $22.0 million accrued for loss contingency relating to the ongoing SEC investigations Legal, consulting & accounting fees amounted to $47.7 million in 1H 2023 and $39.7 million in 2H 2022 Half Yearly Observations ($ millions) 0 40,000 80,000 120,000 2Q22 1Q23 2Q23 SG&A excl legal, consulting & acctg fees R&D Legal, Consulting/Acct 0 40,000 80,000 120,000 1H22 2H22* 1H23 SG&A excl legal, consulting & acctg fees* R&D Legal, Consulting/Acct 1. Excludes $8.4 million Orten acquisition cancellation in 3Q 2022 1 1

2H 2023 Guidance 1. Includes $22.0 million in legal loss contingency related to SEC investigations & other litigations accrued in Q2 2023 2. R&D expense is subject to availability and price volatility of hydrogen 3. Includes $7.0 million payment as part of potential SEC settlement, expected to be paid in the third quarter of 2023 17 SG&A + R&D Expenses Outlook 2H 2023 and FY 2023 • Taking actions to increase efficiencies and improve cost structure • Investing in fuel cell R&D and in-house production 2H 2022 1H 2023 2H 2023 Guidance FY 2022 FY 2023 Guidance in $ thousands Actual Actual Low High Actual Low High SG&A 74,256 79,9551 50,000 54,000 114,073 130,000 134,000 R&D2 21,713 21,937 23,000 27,000 39,132 45,000 49,000 Total 95,969 101,892 73,000 81,000 153,205 175,000 183,000 Cash Burn (108,612) (82,914) (65,000)3 (73,000)3 (189,817) (148,000)3 (156,000)3

Appendix

Q2 2023 EBITDA and Adjusted EBITDA 19 The following table reconciles net income (loss) to EBITDA and Adjusted EBITDA (in thousands):